The MainStay Funds
811-04550
Form N-SAR
Period Ending 4/30/06

77.Q1 - Exhibit

The following documents have been previously filed and are each incorporated herein by reference to various Post-Effective Amendments with the Trust’s registration statement (File No. 033-02610), as filed with the Securities and Exchange Commission:

1. Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 16

2. Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 11

3. Form of Establishment and Designation of Additional Series of shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23

4. Form of Declaration of Trust as Amended and Restated December 31, 1994 - Previously filed as Exhibit a(4) to Post-Effective Amendment No. 53

5. Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 28

6. Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35

7. Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(h) to Post-Effective Amendment No. 38

8. Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(i) to Post-Effective Amendment No. 47

9. Establishment and Designations of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(10) to Post-Effective Amendment No. 51

10. Establishment and Designations of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 51

11. Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 55

12. Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share relating to the Mainstay U.S. Large Cap Equity Fund - Previously filed as Exhibit a(12) to Post-Effective Amendment No. 58

13. Establishment and Designation of Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(13) to Post-Effective Amendment No. 65

14. Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(14) to Post-Effective Amendment No. 65

15. Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 per Share - Previously filed as Exhibit a(15) to Post-Effective Amendment No. 65

16. Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share—Previously filed as Exhibit (a)(16) to Post-Effective Amendment No. 74

17. Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(17) to Post-Effective Amendment No. 74

18. Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(18) to Post-Effective Amendment No. 74

19. Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(19) to Post-Effective Amendment No. 74

20. Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit (a)(20) to Post-Effective Amendment No. 80

21. Amended and Restated By-Laws dated May 23, 2005 - Previously filed as Exhibit (b)(1) to Post-Effective Amendment No. 80

22. Amended and Restated Management Agreement between The MainStay Funds and New York Life Investment Management LLC - Previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 80

23. Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC - Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 80

24. Second Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and Markston International LLC - Previously filed as (d)(2)(b) to Post-Effective Amendment No. 80

25. Sub-Advisory Agreement between New York Life Investment Management LLC and Jennison Associates LLC - Previously filed as Exhibit (d)(2)(c) to Post- Effective Amendment No. 80

26. Sub-Advisory Agreement between New York Life Investment Management LLC and Winslow Capital Management, Inc. - Previously filed as Exhibit (d)(2)(d) to Post-Effective Amendment No. 80

27. Shareholder Services Plan (Class R1 shares) - Previously filed as Exhibit (h)(5) to Post-Effective Amendment No. 80

28. Shareholder Services Plan (Class R2 shares) - Previously filed as Exhibit (h)(6) to Post-Effective Amendment No. 80

29. Shareholder Services Plan (Class R3 shares) - Previously filed as Exhibit (h)(7) to Post-Effective Amendment No. 80

30. Expense Limitation Agreement - Previously filed as Exhibit (h)(8) to Post-Effective Amendment No. 80

31. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) - Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 80

32. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) - Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 80

33. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) -- Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 80

34. Plan of Distribution pursuant to Rule 12b-1 (Class R2 shares) - Previously filed as Exhibit (m)(4) to Post-Effective Amendment No. 80

35. Plan of Distribution pursuant to Rule 12b-1 (Class R3 shares) - Previously filed as Exhibit (m)(5) to Post-Effective Amendment No. 80

36. Form of Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Previously filed as Exhibit (n) to Post-Effective Amendment No. 80